EXHIBIT 99.1

EXECUTION COPY

FIRST AMENDMENT dated as of July 21, 2005 (“Amendment”) to LOAN AND SECURITY AGREEMENT, dated as of September 25, 2003 (as amended, modified or supplemented from time, to time, the “Loan Agreement”), among INTEREP NATIONAL RADIO SALES, INC., as borrower (the “Borrower”) and ALLIED RADIO PARTNERS, INC., AMERICAN RADIO SALES, INC., D&R RADIO, INC., INFINITY RADIO SALES, INC., INTEREP INTERACTIVE, INC., INTEREP NEW MEDIA, INC., MCGAVREN GUILD, INC., MORRISON AND ABRAHAM, INC., PUBLIC RADIO NETWORK, INC., SBS/INTEREP LLC and STREAMING AUDIO, INC., as guarantors (each a “Guarantor” and collectively, the “Guarantors”) and COMMERCE BANK, N.A., as the lender (the “Bank”). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

WHEREAS, the Borrower has asked the Bank to extend the Revolving Loan Maturity Date to December 31, 2007 and the Bank has agreed to do so, subject to the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank hereby agree as follows:

Section One. Amendments. Effective as of the date hereof, upon the satisfaction of the conditions precedent set forth in Section Four hereof, the Loan Agreement is hereby amended as follows:

(a) Section 1.2. Specific Terms Defined. Section 1.2 of the Loan Agreement is amended by deleting the definition of the term “Revolving Loan Maturity Date,” and “Operating EBITDA” by substituting the definitions set forth below in lieu thereof and by adding the definition “Contract Acquisition Payments” as set forth below:

“Revolving Loan Maturity Date” means December 31, 2007, or such later date, if any, as shall be agreed to in writing by the Bank, in its sole discretion, pursuant to Section 2.1.5.

“Operating EBITDA” means, for any period: (a) Net Income (Loss), plus (b) all taxes on income plus state and local franchise and corporation taxes paid by the Borrower and any of its Subsidiaries plus (c) all interest expense deducted in determining such Net Income, plus (d) all depreciation and amortization expense and other non-cash charges (including, without limitation, non-cash charges resulting from the repricing of employee stock options), plus (e) severance costs expensed but not yet paid in cash, less (f) extraordinary gains, plus (g) extraordinary losses, less (h) Contract Termination Revenue, but plus Contract Termination Revenue received in cash and (i) less Contract Acquisition Payments, in each case for such period, in each case in connection with Borrower and its Subsidiaries, on a consolidated basis.

“Contract Acquisition Payments” means the aggregate amount of cash payments made by the Credit Parties in connection with the Credit Parties’ buyouts of National Representative Contracts, but only to the extent such payments were not funded with the proceeds of (i) the sale of any equity securities of any of the Credit Parties or (ii) any Revolving Loan.”

(b) Section 6.1.1. Other Information. Section 6.1.1(b) shall be deleted in its entirety and the following substituted in lieu thereof:

“ (b) As soon as available and in no event later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower: (i) consolidated statements of income and loss of the Borrower for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter; (ii) the related consolidated balance sheets of the Borrower as of the end of such fiscal quarter (which financial statements shall set forth in comparative form the corresponding figures as at the end of and for the corresponding fiscal quarter in the preceding fiscal year), accompanied by a quarterly Compliance Certificate of the Chief Financial Officer or other Authorized Officer of the Borrower certifying, on behalf of the Borrower, such financial statements, subject, however, to year-end audit adjustments, which certificate shall include the following statements of the Authorized Officer signing the same, except as specifically stated in such Certificate of Compliance: (A) to the best of such Authorized Officer’s knowledge the Borrower is in compliance with all Obligations under the Loan Agreement and Transaction Documents, (B) no Event of Default has occurred since the beginning of the period covered by the financial statements accompanying such Certificate of Compliance and no such Event of Default exists and is continuing and (C) demonstrating the Borrower’s compliance with Sections 7.12, 7.13 and 7.14 of the Loan Agreement by setting forth the amounts of Operating EBITDA, Eligible Accounts Receivables and Value of National Representative Contracts of the Credit Parties as of the end of the period covered by the financial statements accompanying such Certificate of Compliance, together with worksheets detailing the calculation of such amounts. To the extent that the Borrower’s quarterly report on Form 10-Q contains any of the foregoing items, the Bank will accept Borrower’s Form 10-Q in lieu of such items.

(c) Section 6.1.2. Other Information. Section 6.1.2 shall be amended to delete Sections 6.1.2(b) and Section 6.1.2(c) in their entirety, substitute subclauses (b) and (c) set forth below in lieu thereof and to add a new Section 6.1.2 (k) which shall read in its entirety as set forth in subclause (k) below:

“(a) Within five (5) Business Days of knowledge thereof, written notice of the entry of any judgment or the institution of any lawsuit or of other proceedings or the assertion of any crossclaim or counterclaim seeking monetary damages from such Credit Party, not covered by insurance, in an amount exceeding $500,000.

“(c) (i) By January 15th of each fiscal year an annual operating and capital budget for the Borrower and its Subsidiaries, on a consolidated basis, for the current fiscal year, with quarterly breakdowns signed by an Authorized Officer and (ii) by January 15th of each fiscal year, a projected balance sheet, profit and loss statement, and cash flow statement, in each case for the Borrower and it Subsidiaries, on a consolidated basis, for the current fiscal year, with quarterly breakdowns signed by an Authorized Officer.

“(k) Promptly following a request by the Bank, copies of all licenses and permits, federal, state or local, necessary for the lawful operation of the Borrower and/or its Subsidiaries, and within five (5) Business Days of the filing thereof, any renewals, amendments or other changes applicable to any of the foregoing.

(d) Section 7.8 Borrowings. Section 7.8 of the Loan Agreement shall be deleted in its entirety, and the following substituted in lieu thereof:

“Section 7.8. Borrowings. Without the prior written consent of the Bank, create, incur, guaranty or assume any Debt, except for (i) Borrowings from the Bank, (ii) the Debt described on Schedule 5.3, (iii) Debt secured by Liens permitted under Section 7.4.7, (iv) the Subordinated Debt; (v) Debt owing by one or more Credit Parties to one or more other Credit Parties; (vi) obligations owing to the assignor of a National Representative Contract with respect to the deferred purchase price thereof incurred in connection with any acquisition permitted by Section 7.6(iv); (vii) Debt incurred in connection with any acquisition permitted by Section 7.6(v); (viii) indemnification obligations of any Credit Party in favor of radio stations incurred in the ordinary course in connection with the buyout of national representative contracts; and (ix) any extension of maturity or refinancing of any of the foregoing; provided that: (A) the aggregate amount of Debt referred to in subsections (ii) and (vii) of all Credit Parties outstanding at any time shall not exceed $5,000,000, (B) any extension or refinancing of Subordinated Debt is on substantially the same terms as in effect on the date hereof and (C) any refinancing of Debt referred to in subsections (ii), (iii), (vi) and (vii) shall not exceed the original principal amount of such Debt.

(e) Section 7.12. Minimum Operating EBITDA. Section 7.12 of the Loan Agreement shall be deleted in its entirety, and the following substituted in lieu thereof:

“Section 7.12 Minimum Operating EBITDA. Have Operating EBITDA for each of the four consecutive fiscal quarters ending on the dates set forth below, in an amount less than the amount set forth opposite such date below:

Fiscal Quarter Ending	Minimum Operating EBITDA
September 30, 2005	$9,000,000
December 31, 2005	10,500,000
March 31, 2006	10,500,000
June 30, 2006	10,500,000
September 30, 2006	11,500,000
December 31, 2006	11,500,000
March 31, 2007	12,500,000
June 30, 2007	12,500,000
September 30, 2007	12,500,000
December 31, 2007	12,500,000”

(f) Section 7.13. Minimum Accounts Receivable. Section 7.13 of the Loan Agreement is deleted in its entirety, and the following substituted in lieu thereof:

“Section 7.13. Minimum Eligible Account Receivable. Have at the end of each fiscal quarter, on a combined basis with all of the other Credit Parties, outstanding Eligible Accounts Receivable with an aggregate unpaid principal balance of less than $12,500,000.

Section Two Fees. In consideration of, and as an inducement to, the Bank entering into this Amendment and consummating the transactions contemplated to occur hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower agrees to pay in cash to the Bank a non-refundable amendment fee in an amount equal to $100,000 which fee shall be fully earned on the date hereof and payable in cash on the date hereof (the “Amendment Fee”).

Section Three. Representations, Warranties and Covenants. To induce the Bank to enter into this Amendment, the Borrower and each Guarantor warrants and represents to, and agrees with, the Bank and the Lenders as follows:

(a) all of the representations and warranties made by the Borrower and any Guarantor in the Loan Agreement and each other Transaction Document continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are only made as of a specified date;

(b) the execution, delivery and performance of this Amendment by the Borrower and each Guarantor is within the respective corporate powers of the Borrower and each Guarantor, has been duly authorized by all necessary corporate action, and the Borrower and each Guarantor have received all necessary consents and approvals (if any shall be required) for the execution and delivery of this Amendment;

(c) upon their execution, this Amendment shall constitute the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity;

(d) neither the Borrower nor any Guarantor is in default under any indenture, mortgage, deed of trust, or other material agreement or material instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will (i) violate any law or regulation applicable to the Borrower or any Guarantor, (ii) cause a violation by the Borrower or any Guarantor of any order or decree of any court or government instrumentality applicable to it, (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or material instrument to which the Borrower or any Guarantor is a party or by which it may be bound, (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of the Borrower or any Guarantor, except in favor of the Bank, to secure the Obligations, or (v) violate any provision of the charter documents or bylaws or any capital stock provisions of the Borrower or any Guarantor;

(e) no Default or Event of Default has occurred and is continuing.

Section Four. Conditions Precedent. This Amendment shall become effective upon the date that all of the following events shall have occurred:

(a) the Bank shall have received this Amendment, duly executed by the Borrower and each Guarantor;

(b) the Bank shall have received a copy of the resolutions of the Board of Directors of the Borrower and each Guarantor authorizing the execution, delivery and performance of this Amendment;

(c) the Bank shall have received an incumbency certificate from the Borrower and each Guarantor dated the date hereof, as to the incumbency and signature of the Authorized Officer(s) thereof signing this Amendment and the other documents delivered pursuant hereto;

(d) the Bank shall be satisfied (i) with recent UCC, pending litigation, judgment, federal and state tax lien, and franchise tax searches obtained by the Bank or its counsel at the Borrower’ expense and (ii) that there are no legal proceedings ongoing that might have a Material Adverse Effect, or Liens of record, as of the date of such searches, other than the Liens of the Bank granted pursuant to the Transaction Documents or Liens that are Permitted Liens;

(e) the Bank shall have received a certificate of an Authorized Officer of the Borrower and each Guarantor, certifying that the representations and warranties made herein are true and correct in all material respects as of the date hereof;

(f) the Bank shall have received from the Borrower $13,128.15, in payment of a portion of fees, expenses and disbursements (including, without limitation, fees and expenses of counsel) incurred by the Bank in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated to occur hereunder. All additional fees, costs and expenses incurred by the Bank in connection with this Amendment shall be paid by the Borrower promptly upon the Bank’s request, in accordance with Section 10.4 of the Loan Agreement;

(g) the Bank shall have received copies of all Federal, state and local licenses and permits of each of the Credit Parties which are necessary for the lawful operation of such Credit Parties;

(h) the Bank shall have received certificates of insurance (and if requested, copies of the insurance policies) maintained by the Credit Parties pursuant to Section 6.2, copies of duly effective endorsements of such insurance naming the Bank as loss payee and the Bank shall be satisfied that such insurance, is in such amounts and covers such risks as are customarily maintained by prudent companies engaged in the same or similar business as the Credit Parties; and

(i) the Bank shall have received a legal opinion, dated the date hereof, of Baker & Hostetler LLP, as counsel to the Borrower and Guarantors, satisfactory to the Bank and its counsel.

Section Five General Provisions.

(a) Except as herein expressly amended, the Loan Agreement, the other Transaction Documents and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b) All references to the Loan Agreement in the Loan Agreement shall mean the Loan Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

(c) This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles (whether of the State of New York or any other state) that would cause the application of the laws of any jurisdiction other than the State of New York.

(d) This Amendment shall constitute a Transaction Document under the Loan Agreement.

(e) This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same Agreement.

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IN WITNESS WHEREOF, each Borrower, any Guarantor, the Bank has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

BORROWER:

INTEREP NATIONAL RADIO SALES, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

ALLIED RADIO PARTNERS, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

AMERICAN RADIO SALES, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

D & R RADIO, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

INFINITY RADIO SALES, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

INTEREP INTERACTIVE, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

INTEREP NEW MEDIA, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

MCGAVREN GUILD, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

MORRISON AND ABRAHAM, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

PUBLIC RADIO NETWORK, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

SBS/INTEREP LLC

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

STREAMING AUDIO, INC.

By:	/s/ William J. McEntee, Jr.
Name:	William J. McEntee, Jr.
Title:	Senior Vice President and Chief Financial Officer

BANK:

COMMERCE BANK, N.A.

By:	/s/ Henry G. Kush, Jr.
Name:	Henry G. Kush, Jr.
Title:	Vice President